Exhibit 10.12

                                 CREST VIEW INC.
                   1700 West Horizon Ridge Parkway - Suite 202
                             Henderson, Nevada 89012

                                                August 7, 2002

Falcon Financial Group LLC
1700 West Horizon Ridge Parkway - Suite 202
Henderson, Nevada  89012

Dear Sirs and Madams:

            This letter will serve to confirm and memorialize our agreement whereby Falcon Financial Group LLC ("Falcon") will assume and pay the obligations (the "Obligations") of Crest View Inc. ("Crest View") listed on Schedule A to this letter agreement and totaling $101,177.00, in exchange for Crest View issuing to Falcon a promissory note (the "Note") of Crest View in the principal amount of $101,177.00 and payable to Falcon substantially in the form attached as Exhibit 1 to this letter agreement.

            If the foregoing accurately reflects our agreement with respect to the Obligations and Note, please indicate such in the space indicated for such below the authorized signature of Crest View.

                                          Very truly yours,

                                          Crest View Inc.


                                          By:         /s/ John C. Francis
                                               -------------------------------
                                                John C. Francis, Vice President

Acknowledged and accepted
as of the date first set forth above:

Falcon Financial Group LLC


By:        /s/ Johnny R. Thomas
     -------------------------------
     Johnny R. Thomas, Managing Member

                                   SCHEDULE A

Obligation                                                                                 Amount
----------                                                                                 ------
Payment to Italo Tugliani Trust Account, as payment of the semi-annual payment due in July of 2002 for property acquired by Crest View subsidiary,
Crest View, Investments S.A., for the property identified as the "East" parcel
at Crest View's Naba Ah development ...............................................     $  71,254.30

Legal fees due Snow Becker Krauss P.C. from Crest View ............................         9,000.00

Accounting fees due Lazar Levine & Felix LLP from Crest View ......................         4,000.00

Such other fees and expenses as are identified by Crest View for payment ..........        16,922.70
                                                                                        ------------

                                                                                        $ 101,177.00
                                                                                        ============


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

                                 PROMISSORY NOTE

$101,177.00                                                    Las Vegas, Nevada

FOR VALUE RECEIVED, Crest View Inc. (hereinafter referred to as "Maker"), promises to pay to the order of Falcon financial Group LLC (hereinafter referred to as "Holder"), 1700 West Horizon Ridge Parkway, Henderson, Nevada, or at such other address as Holder may designate in writing, the principal sum of One Hundred One Thousand One Hundred Seventy Seven ($101,177.00) until paid, at the rate six percent (6%) per annum.

The principal amount of the note shall be due and payable on or before December 31, 2002.

Should the amount owing on this note not be paid when due, the entire unpaid principal sum evidenced by this Note will, without notice to the Maker, become due and payable.

Maker hereby waives presentment of payment, protect and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consents that the holder may extend the time of payment or otherwise modify the terms of payment or any part or whole of the indebtedness evidenced by this Note as the request of any other person liable hereon, and consent shall not alter nor diminish the liability of any party hereunder.

Maker may repay the indebtedness evidenced hereby in whole or in part from time to time without premium or penalty.

As used herein, Holder shall include any subsequent holder of this Note. Maker shall have no right to assign this Note without the consent of Holder, and in no event shall any assignment of this Note by Maker act to release maker from any obligations hereunder unless such release is evidenced in writing by Holder.

This Note shall be governed by the laws of the State of Nevada.

Witness the hand of the undersigned this 7th day of August, 2002.

                                          Crest View Inc.


                                          By:
                                               -------------------------------


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